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                                                                    EXHIBIT 10.1

                             AVANIR PHARMACEUTICALS
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN
                           (as amended March 13, 2003)

1.       ESTABLISHMENT AND PURPOSE.

         This Plan was established to offer selected Employees, directors, advisors and Consultants an opportunity to acquire a proprietary interest in AVANIR Pharmaceuticals, a California corporation, or to increase such interest, by purchasing shares of the Company's Class A Common Stock. This Plan provides for the grant of Options and Stock Awards. Options granted under this Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

2.       DEFINITIONS.

         (a) "Award" means a Stock Award or Option granted in accordance with the terms of this Plan.

         (b) "Awardee" shall mean an individual who holds an Option or a Stock Award.

         (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean a committee of the Board of Directors, consisting solely of two or more Nonemployee Directors, as appointed by the Board of Directors from time to time.

         (f) "Company" shall mean AVANIR Pharmaceuticals, a California corporation.

         (g) "Consultant" shall mean any individual who is (i) a member of the Board of Directors but who is not an Employee, (ii) an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary or (iv) an independent contractor who performs services for the Company or a Subsidiary.

         (h) "Employee" shall include every individual performing Service to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code and the applicable regulations thereunder.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Award, as specified by the Committee in the applicable Stock Option Agreement or Stock Award.

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         (k)      "Fair Market Value" shall mean the market price of Stock,
determined by the Committee as follows:

                  1. If Stock was traded over-the-counter (OTC) on either the OTC Bulletin Board or the NASDAQ SmallCap Market on the date in question and was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the OTC Bulletin Board or the NASDAQ system for such date;

                  2. If Stock was traded on a national market exchange on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system or the American Stock Exchange (AMEX) for such date;

                  3. If Stock was traded on any other stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transaction report for such date; and

                  4. If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 260.140.50, Title 10 of the California Code of Regulations, or with respect to the determination of Fair Market Value in connection with the exercise of any Awards granted to Nonemployee Directors under Section 4(b) of this Plan, by an independent appraiser selected by the Committee in its sole discretion.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (l)      "ISO" shall mean an incentive stock option described in
Section 422(b) of the Code.

         (m) "Nonemployee Director" shall have the meaning set forth in Rule 16b-3 promulgated under the Exchange Act. If the Board of Directors determines that compliance with Section 162(m) of the Code is desirable, then the term "Nonemployee Director" shall also be interpreted to satisfy the definition of "outside director" under Section 162(m) and applicable regulations issued pursuant thereto.

         (n) "Nonstatutory Option" shall mean a Stock Option not described in Sections 422(b) or 423(b) of the Code.

         (o) "Option" shall mean an ISO or Nonstatutory Option granted under this Plan and entitling the holder to purchase Shares.

         (p)      "Optionee" shall mean an individual who holds an Option.

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         (q)      "Plan" shall mean this 2000 Stock Option Plan of the Company, as amended.

         (r)      "Service" shall mean service as an Employee or Consultant.

         (s) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 of this Plan (if applicable).

         (t)      "Stock" shall mean the Class A Common Stock of the Company.

         (u) "Stock Award" shall mean an offer by the Company to sell or transfer Shares to an Awardee as described in Section 6(b).

         (v) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         (w) "Stock Purchase Agreement" shall mean a notice of exercise and purchase agreement to be delivered by an Awardee to the Company upon exercise of a Stock Award.

         (x) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own at least 50 percent of the total combined voting power of all classes of outstanding capital stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of this Plan shall be considered a Subsidiary commencing as of such date.

         (y) "Taxes" shall mean the term defined in Section 6(c)(1) of this Plan.

         (z) "Total and Permanent Disability" shall mean that the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

3.       ADMINISTRATION.

         (a) General. The Committee shall administer this Plan or, in the Committee's absence, the Plan shall be administered by the Board of Directors. The Board of Directors or the Committee may appoint a separate committee of the Board of Directors, comprised of two or more directors of the Company who need not be Nonemployee Directors, who may: (i) administer this Plan with respect to Employees or Consultants who are not officers or directors of the Company or incoming new directors of the Company, (ii) grant Awards under this Plan to such persons, and (iii) determine the vesting, number of Shares subject to such Awards and other terms of such grants.

         (b) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee's members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all of the Committee's members, shall be valid acts of the Committee.

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         (c)      Committee Responsibilities. Subject to the provisions of this
Plan, and without further approval of the Board of Directors, the Committee shall have full authority and discretion to take the following actions:

                  1.       To interpret this Plan and to apply its provisions;

                  2. To adopt, amend or rescind rules, procedures and forms relating to this Plan;

                  3. To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

                  4. To determine when Awards are to be granted under this Plan;

                  5. To select Awardees from those eligible to participate in this Plan;

                  6. To determine the number of Shares to be made subject to each Award;

                  7. To prescribe the terms and conditions of each Award, including, without limitation, the Exercise Price, vesting schedule, whether such Option is an ISO or a Nonstatutory Option, and the terms and conditions of each Stock Option Agreement or Stock Purchase Agreement relating to such Award;

                  8. To amend any outstanding Stock Option Agreement or Stock Purchase Agreement, subject to applicable legal restrictions and, if required by the agreement, with the consent of the Awardee;

                  9. To accelerate or defer, with the consent of the Awardee if required by the agreement, the exercise date or vesting schedule of any Award;

                  10. To reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee, with the consent of the Awardee if required by the agreement;

                  11. To prescribe the consideration for the grant of each Award or other right under this Plan and to determine the sufficiency of such consideration; and

                  12. To take any other actions deemed necessary or advisable for the administration of this Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Awardees, and all persons deriving their rights from an Awardee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to this Plan, any Award, or any other right to acquire Shares under this Plan.

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4.       ELIGIBILITY.

         (a) General Rule. Employees and Consultants shall be eligible to receive Awards. However, only Employees shall be eligible for the grant of ISOs.

         (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of Outstanding Stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an Option unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of the Shares underlying such Option on the date of grant of such Option and (ii) if such Option is an ISO, such ISO is not exercisable after the expiration of five years from the date of grant.

         (c) Attribution Rules. For purposes of Subsection (b) above, in determining Stock ownership, an Employee shall be deemed to own the Stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall be counted in the determination of Stock ownership for purposes of the above Subsection (b).

         (d) Outstanding Stock. For purposes of Subsection (b) above, "Outstanding Stock" shall include all Stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include Shares authorized for issuance under outstanding Options held by the Employee or by any other person.

5.       STOCK SUBJECT TO THIS PLAN.

         (a) Basic Limitation. Shares subject to Awards granted under this Plan shall be authorized but unissued Shares. The aggregate number of Shares which may be issued under this Plan (upon exercise of Awards or other rights to acquire Shares) shall not exceed 3,000,000 Shares, subject to adjustment pursuant to Section 8 of this Plan. The number of Shares subject to Awards or other rights outstanding at any time under this Plan shall not exceed the number of Shares which then remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

         (b) Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purpose of this Plan.

         (c) Limitation on Grants. The maximum number of Shares as to which Awards may be granted to any single Optionee under this Plan shall not exceed 500,000 Shares.

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6.       TERMS AND CONDITIONS OF AWARDS.

         (a)      Options.

                  1. General. Each grant of an Option under this Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under this Plan need not be identical.

                  2. Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8 of this Plan. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

                  3. Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant of the Option, except as otherwise provided in Section 4(b) of this Plan. The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 7 of this Plan.

                  4. Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee in its sole discretion; provided, however, that the Optionee's right to exercise the Option shall be at the rate of at least 20% per year over five years from the date when the Option is granted. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events determined from time to time by the Committee. The Stock Option Agreement shall also specify the term of the Option, which term shall not exceed ten years from the date of grant. Subject to the preceding sentence, the Committee in its sole discretion shall determine when an Option is to expire. An Option shall be deemed exercised when the Company receives from the Optionee (i) an executed notice of exercise and purchase agreement in accordance with the terms of the Option by the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under
Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder of the Company shall exist with respect to such Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date when the stock certificate is issued, except as provided in Section 8 of this Plan. With respect to any ISOs granted under this Plan, the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Shares for which one or more

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Options granted to any Employee under this Plan (or any other option plan of the
Company or its parent or Subsidiary corporations) may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as ISOs shall be applied on the basis of the order in which such Options are granted. To the extent such dollar limitation is exceeded in any one calendar year, the Option shall nevertheless be exercisable for the excess number of Shares as a Nonstatutory Option.

                  5. Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

                  6.       Termination.

                           a.       Termination of Service (Except by Death). If
an Optionee's Service terminates for any reason other than such Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

                                    i.       The expiration date set forth in
the applicable Option(s);

                                    ii.      The date which is thirty (30) days
after the termination of the Optionee's Service for any reason other than Death or Total and Permanent Disability; or

                                    iii.     The date that is twelve (12) months
after the termination of the Optionee's Service by reason of Total and Permanent Disability.

                           b.       The Optionee may exercise all or part of his
or her Option(s) at any time before the expiration of such Option(s) as set forth in Subsection 6(a)(6), but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Option's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. For purposes of the foregoing provisions of this Subsection 6(a)(6), the Optionee shall be deemed to be providing Service to the Company for so long as the Optionee renders Service on a periodic basis to the Company or a Subsidiary in the capacity of an Employee or Consultant. The Optionee shall be considered to be an Employee for so long as the Optionee remains in the employ of the Company or a Subsidiary.

                           c.       Leaves of Absence. For purposes of this
Subsection 6(a)(6), Service shall be deemed to continue while the Optionee is on military leave, sick leave or other

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bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under this Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                           d.       Death of Optionee. If an Optionee dies while
he or she is providing Service to the Company, then such Optionee's Option(s) shall expire on the earlier of the following dates:

                                    i.       The expiration date set forth in
the applicable Option(s) or Stock Option(s); or

                                    ii.      The date that is twelve (12) months
after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

                  7. Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8 of this Plan. Optionees holding Shares acquired pursuant to a Stock Option shall have all rights associated with holding such Shares.

                  8. Modification, Extension and Renewal of Options. Within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (b)      Stock Awards.

                  1. General. The specific terms and conditions of a Stock Award granted to any Awardee shall be provided for in a Stock Purchase Agreement approved for use under the Plan by the Committee. The Stock Purchase Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, any restrictions on the transfer of Shares underlying the Award and the terms and conditions on which such Shares shall vest, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Stock Purchase Agreement and any payment due for Shares underlying a Stock Award shall be made in lawful money of the United States of

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America. The grant or vesting of a Stock Award may be made contingent on achievement of performance criteria established by the Committee.

                  2. Right of Repurchase. If so provided in the Stock Purchase Agreement, Shares acquired pursuant to a Stock Award may be subject to a right of repurchase in favor of the Company that expires: (i) over a fixed period of time, (ii) upon the occurrence of one or more events, or (iii) any combination of (i) or (ii). The period(s) of time or event(s) upon which a right of repurchase expires shall be determined by the Committee in its sole discretion and shall be set forth in the Stock Purchase Agreement. The Committee may provide for the partial or complete expiration of any such right of repurchase in the event of the Awardee's death, Total and Permanent Disability, retirement or other events determined from time to time by the Committee. The Committee may require that all Shares subject to a right of repurchase be held by the Company or in escrow until such repurchase right expires.

                  3. Rights as a Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing Shares underlying a Stock Award, no right to vote or receive dividends or any other rights as a shareholder of the Company shall exist with respect to the Shares, notwithstanding the execution and delivery of the Stock Purchase Agreement by the Awardee. No adjustment in the number of Shares shall be made for a dividend or other right for which the record date is prior to the date when the stock certificate is issued, except as provided in Section 8 of this Plan.

         (c) Withholding Taxes. The Company's obligation to deliver Shares or cash upon the exercise of any Award shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                  1. In the event that the Company or a Subsidiary determines that it is required to withhold Federal, state, foreign or local taxes or social security/insurance amounts in connection with the grant or exercise of an Award or the disposition of Shares pursuant to the exercise of an Award (collectively, the "Taxes"), the Optionee or any person succeeding to the rights of the Awardee, as a condition to such grant, exercise or disposition, may be required to make arrangements satisfactory to the Company or such Subsidiary to enable it to satisfy such withholding requirements. Alternatively, at its discretion, the Company may issue or transfer Shares net of the number of Shares sufficient to satisfy the withholding requirements, with such Shares valued as of the date the withholding obligation is incurred.

                  2. The Committee may also, in its discretion and applying relevant law in accordance with the provisions of this Section 6(c) and such supplemental rules as the Committee may from time to time adopt, require as a condition of delivery of the Shares upon exercise of an Award, that the Awardee remit to the Company an amount in cash or check sufficient to satisfy the Taxes.

                  3. The Committee may, in its discretion and in accordance with the provisions of this Section 6(c) and such supplemental rules as the Committee may from time to time adopt, provide any or all Awardees holding Nonstatutory Options or Stock Awards with the

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right to use Shares in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such Awardees in connection with the exercise of such Awards (the "Taxes"). The Awardee holding a Nonstatutory Option or Stock Award may be provided with the election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Award, a portion of such Shares with an aggregate Fair Market Value equal to the designated percentage (up to 100% as specified by the Awardee) of the applicable Taxes. Any such withholding election shall be subject to the following terms and conditions:

                           a.       The election must be made on or before the
date the amount of the Taxes incurred by the Awardee in connection with the exercise of the Award is determined (the "Tax Determination Date").

                           b.       The election shall be irrevocable.

                           c.       The election shall be subject to the
approval of the Committee and none of the Shares for which the Award is exercised shall be withheld in satisfaction of the Taxes incurred by the Awardee in connection with such exercise, except to the extent the election is approved by the Committee.

                           d.       The Shares withheld pursuant to the election
shall be valued at Fair Market Value on the Tax Determination Date.

                           e.       In no event may the number of Shares
requested to be withheld exceed in value the dollar amount of Taxes incurred by the Awardee in connection with the exercise of the Nonstatutory Option or Stock Award.

                           f.       If the withholding election is to be made by
an Awardee who is at the time an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act, then the following limitations, in addition to the preceding provisions of this
Section 6(c), shall also be applicable:

                                    i.       The election shall not become
effective at any time prior to the expiration of the six month period measured from the later of the grant date of the Award to which such election pertains or the actual grant date of the withholding election, and no Shares shall accordingly be withheld in connection with any Tax Determination Date which occurs before the expiration of such six month period.

                                    ii.      The election must be effected in
accordance with either of the following guidelines: (1) the election must be made six months or more prior to the Tax Determination Date, and (2) the exercise of such election and the exercise of the Award to which such election relates must occur concurrently within a quarterly "window" period. Quarterly window periods shall begin on the third business day following the date of public release of each quarterly or annual summary statement of the Company's sales and earning and end on the earlier of the 12th business day following such release date or the Tax Determination Date.

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                                    iii.     The six-month period specified in
preceding clauses (i) and (ii) shall not be applicable in the event of the Awardee's death or disability.

7.       PAYMENT FOR SHARES.

         (a) General Rule. The entire Exercise Price of Shares issued under this Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

                  1. In the case of an ISO granted under this Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (in its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below; or

                  2. In the case of a Nonstatutory Option granted under this Plan, the Committee (in its sole discretion) may accept payment pursuant to Subsections (b), (c) or (d) below.

         (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under this Plan.

         (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any Taxes.

         (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any Taxes.

8.       ADJUSTMENT OF SHARES.

         (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5 of this Plan, (ii) the number of Shares covered by each outstanding Award or (iii) the Exercise Price under each outstanding Award.

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         (b)      Reorganizations. In the event of any of the following
transactions (a "Corporate Transaction"):

                  1. a merger or acquisition involving the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                  2. sale, transfer or other disposition of all or substantially all of the assets of the Company or

                  3. any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then the exercisability of each Option outstanding under this Plan shall be automatically accelerated so that each such Option shall immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares purchasable under such Option and may be exercised for all or any portion of such Shares. However, an outstanding Option under this Plan shall not be so accelerated if (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the option at the time of the Corporate Transaction, or (iii) the acceleration of such Option is subject to other applicable limitations imposed by the Committee at the time of the grant. The determination of comparability under clauses (i) or
(ii) above shall be made by the Committee and its determination shall be final, binding and conclusive. In connection with any such Corporate Transaction, the exercisability as an incentive stock option under the federal tax laws of any accelerated Options under this Plan shall remain subject to any applicable dollar limitation of Section 6(e). Except as provided below in this Subsection
(b), upon the consummation of the Corporate Transaction, all outstanding Options under this Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding. If the Company is the surviving entity in any Corporate Transaction or the outstanding Options are to be assumed in connection with such Corporate Transaction, then each Option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee, upon consummation of such Corporate Transaction if the Option were exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable upon exercise of such Option shall remain the same. In addition, the class and number of securities available for issuance under this Plan following the consummation of such Corporate Transaction shall be appropriately adjusted. The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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

         (c) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of Shares of Stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of Stock of any class. Any issue by the Company of Shares of Stock of any class, or securities convertible into Shares of Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.       SECURITIES LAWS.

         Shares shall not be issued under this Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

10.      NO EMPLOYMENT RIGHTS.

         No provision of this Plan, nor any right or Award granted under this Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant or in any way to amend, modify, waive or terminate the Company's (or any Subsidiary's) right to terminate any person's Service at any time and for any reason.

11.      DURATION AND AMENDMENTS.

         (a) Term of this Plan. This Plan, as set forth herein, shall become effective December 2, 1999, the date when the Board of Directors adopted this Plan. Notwithstanding the foregoing, no Award granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the shareholders of the Company. This Plan shall terminate automatically on December 2, 2009, and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate this Plan. The Board of Directors may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that any amendment of this Plan which: (i) materially increases the number of Shares available for issuance under this Plan (except as provided in Section 8 of this Plan); (ii) materially changes the class of persons who are eligible for the grant of ISOs; or (iii) if required by Rule 16b-3 (or any successor thereto) under the Exchange Act, would materially increase the benefits accruing to participants under this Plan or would materially modify the requirements as to eligibility for participation in this Plan, shall be subject to the approval of the Company's shareholders by the affirmative vote of the holders of a majority of the securities of the Company present, or

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

represented and entitled to vote at a duly held shareholders' meeting. Shareholder approval shall not be required for any other amendment of this Plan.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination thereof, except upon exercise of an Award granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under this Plan.

                                      * * *

         To record the adoption of this Plan by the Board of Directors, as amended on March 13, 2003, the Company has caused its authorized officer to execute the same.

                                      AVANIR PHARMACEUTICALS,
                                      a California corporation

                                      By: ________________________
                                              Gregory P. Hanson
                                              Secretary

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